UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2016

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2016, AMAG Pharmaceuticals, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”).  At the 2016 Annual Meeting, the Company’s stockholders approved the Second Amendment (the “Plan Amendment”) to the AMAG Pharmaceuticals, Inc. Third Amended and Restated 2007 Equity Incentive (the “Plan”) to, among other things, increase the number of shares of common stock available for issuance thereunder by 780,000 shares. The Plan Amendment previously had been approved, subject to stockholder approval, by the Company’s Board of Directors.

The Company’s officers and directors are among the persons eligible to receive awards under the Plan, as amended, in accordance with the terms and conditions thereunder. A detailed summary of the Plan and the Plan Amendment is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the 2016 Annual Meeting filed with the Securities and Exchange Commission on April 15, 2016 (the “Proxy Statement”) under the caption “Proposal 2: Approval of the Second Amendment to the AMAG Pharmaceuticals, Inc. Third Amended and Restated 2007 Equity Incentive Plan”, which summary is incorporated herein by reference. That detailed summary of the Plan and Plan Amendment, and the foregoing description of the Plan Amendment, are qualified in their entirety by reference to (i) the full text of the Plan, a copy of which is attached as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed April 19, 2013; (ii) the full text of the first amendment to the Plan, a copy of which is attached as Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A filed April 16, 2015; and (iii) the full text of the Plan Amendment, a copy of which is attached as Appendix A to the Proxy Statement, and in each case, incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As disclosed above, on May 19, 2016, the Company held its 2016 Annual Meeting. As of March 31, 2016, the record date for the 2016 Annual Meeting, 34,568,568 shares of the Company’s common stock were issued and outstanding, of which 31,046,991 shares were represented, in person or by proxy, at the 2016 Annual Meeting, constituting a quorum. The following proposals, which are described in detail in the 2016 Proxy Statement, were voted upon and approved at the 2016 Annual Meeting:

1.              To elect the following persons as directors to serve until the next Annual Meeting and until their successors have been elected and qualified based upon the following votes:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
William K. Heiden	26,884,568	56,029	34,332	4,072,062
Barbara Deptula	25,409,496	1,529,747	35,686	4,072,062
John A. Fallon, M.D.	24,823,349	2,116,313	35,267	4,072,062
Robert J. Perez	24,670,674	2,270,292	33,963	4,072,062
Lesley Russell, MB.Ch.B., MRCP	25,301,370	1,638,091	35,468	4,072,062
Gino Santini	23,511,457	3,386,128	77,344	4,072,062
Davey S. Scoon	26,630,019	308,840	36,070	4,072,062
James R. Sulat	25,061,818	1,877,543	35,568	4,072,062

2.              To approve the Second Amendment to the AMAG Pharmaceuticals, Inc. Third Amended and Restated 2007 Equity Incentive Plan to, among other things, increase the number of shares of the Company’s common stock available for issuance thereunder by 780,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,001,705	5,960,273	12,951	4,072,062

3.              To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2016 Proxy Statement based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,992,418	1,958,671	23,840	4,072,062

4.              To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016, based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,698,509	252,386	96,096	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Joseph D. Vittiglio, Esq.
Senior Vice President, General Counsel and Secretary

Date: May 20, 2016